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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 16, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-45323, 333-41921, 333-78005, and 333-58072) and on Form S-3 (File No. 333-51851).


/s/ Arthur Andersen LLP


Atlanta, Georgia
March 27, 2002